SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 10, 2007

AMBAC FINANCIAL GROUP, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-10777	13-3621676
(State of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

One State Street Plaza, New York, New York 10004

(Address of principal executive offices) (Zip Code)

(212) 668-0340

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 7.01	Regulation FD Disclosure

On October 10, 2007, Ambac Financial Group, Inc. (“Ambac”) issued a press release, which it filed as Exhibit 99.01 to this Current Report on Form 8-K, and is incorporated by reference herein.

This information furnished under this Item 7.01, including Exhibit 99.01, shall be considered “filed for the purposes of the Securities Exchange Act of 1934, as amended.

Ambac will report third quarter results on Wednesday, October 24, 2007 at 6:00 a.m. (ET). Sean Leonard, Senior Vice President and Chief Financial Officer, will host a conference call that day at 11:00 a.m. (ET) to discuss the results. The call in number to listen in is 877-407-8035 (U.S.) and 201-689-8035 (outside the U.S.). The conference call will also be webcast live at www.ambac.com.

Certain statements in this Current Report on Form 8-K are “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and are subject to uncertainty and change. We caution you that these statements are not guarantees of future performance. There are a variety of factors, many of which are beyond Ambac’s control, which affect the operations, performance, business strategy and results and could cause its actual results to differ materially from the expectations and objectives expressed in any forward-looking statements. These factors include, but are not limited to: (1) changes in the economic, credit, or interest rate environment in the United States and abroad; (2) the level of activity within the national and worldwide debt markets; (3) competitive conditions and pricing levels; (4) legislative and regulatory developments; (5) changes in tax laws; (6) the policies and actions of the United States and other governments; (7) changes in capital requirements or other criteria of rating agencies; (8) changes in accounting principles or practices that may impact the Company’s reported financial results; (9) the amount of reserves established for losses and loss expenses; (10) default of one or more of the Company’s reinsurers; (11) market spreads and pricing on insured pooled debt obligations and other derivative products insured or issued by the Company; (12) prepayment speeds on insured asset-backed securities and other factors that may influence the amount of installment premiums paid to the Company; and (13) other additional factors described in the Risk Factors section of Ambac’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, and also disclosed from time to time in its subsequent reports on Form 10-Q and Form 8-K. Accordingly, readers are cautioned not to place undue reliance on forward-looking statements which speak only as of the date they are made. Ambac does not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statements are made. The reader should, however, consult any further disclosures Ambac may make in its future filings of its reports on Form 10-K, Form 10-Q and Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Item
99.01	Press release, dated October 10, 2007, issued by Ambac Financial Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ambac Financial Group, Inc.
(Registrant)
Dated: October 10, 2007
	By:	/s/ Anne Gill Kelly
Anne Gill Kelly
Managing Director, Corporate Secretary and Assistant General Counsel

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit
99.01	Press release, dated October 10, 2007, issued by Ambac Financial Group, Inc.